Exhibit 99.2

Investor Presentation October 1, 2015 Steven R. Gardner – President and CEO Allen Nicholson – Executive Vice President and CFO Enhancing PPBI’s Southern California Banking Franchise Partnership with Security California Bancorp NASDAQ: PPBI OTCQB: SCAF

Forward-Looking Statements and Where to Find Additional Information Forward Looking Statements This investor presentation may contain forward-looking statements regarding Pacific Premier Bancorp, Inc. ("PPBI"), including its wholly owned subsidiary Pacific Premier Bank (“Pacific Premier”), Security California Bancorp (“Security"), including its wholly owned subsidiary Security Bank of California and the proposed acquisition. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the acquisition might not be realized within the expected time frames or at all; governmental approval of the acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the acquisition; conditions to the closing of the acquisition may not be satisfied; the shareholders of Security may fail to approve the consummation of the acquisition; and the shareholders of PPBI may not approve the issuance of shares of PPBI common stock for the acquisition. Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. PPBI and Security undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Notice to Shareholders This investor presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, a registration statement on Form S-4 will be filed with the Securities and Exchange Commission ("SEC") by PPBI. The registration statement will contain a joint proxy statement/prospectus to be distributed to the shareholders of Security and PPBI in connection with their vote on the acquisition. SHAREHOLDERS OF SECURITY AND PPBI ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final joint proxy statement/prospectus will be mailed to shareholders of Security and PPBI. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by PPBI will be available free of charge by (1) accessing PPBI’s website at www.ppbi.com under the “Investor Relations” link and then under the heading “SEC Filings,” (2) writing PPBI at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations or (3) writing Security at 3403 Tenth Street, Suite 830, Riverside, CA 92501, Attention: Corporate Secretary. The directors, executive officers and certain other members of management and employees of PPBI may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information about the directors and executive officers of PPBI is included in the proxy statement for its 2015 annual meeting of PPBI shareholders, which was filed with the SEC on April 27, 2015. The directors, executive officers and certain other members of management and employees of Security may also be deemed to be participants in the solicitation of proxies in favor of the acquisition from the shareholders of Security. Information about the directors and executive officers of Security will be included in the joint statement/prospectus for the acquisition. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Transaction Rationale Strategic Rationale Acquisition of Security is in-line with PPBI’s stated strategic goals and objectives Strengthens PPBI’s competitive position as one of the premier commercial banks headquartered in Southern California with $3.4 billion in pro forma assets Security is a traditional business banking franchise with total assets of $734 million High quality core deposit franchise – non-interest bearing deposits and non-CD deposits represent 43.3% and 81.8%, respectively, of Security’s total deposits Geographic fit – enhances PPBI’s footprint with both market expansion and branch overlap Relationship bankers with extensive experience in Southern California 100.0% stock consideration – Security shareholders are “reinvesting” in the combined company Financially Attractive Modestly accretive to EPS in 2016 and 5.0% EPS accretion in 2017(1) Internal rate of return in excess of 15% Tangible book value per share payback period of approximately 2.7 years(2) Cost savings in excess of 40%(3) Source: Security company financial reports as of 8/31/2015 and PPBI information from SNL Financial as of 6/30/2015 (1) Based on PPBI mean EPS estimates for 2016 and 2017 per SNL FactSet research. Excludes non-recurring merger related expenses in 2016 (2) Non-GAAP, please see non-GAAP reconciliation in appendix. Payback period based on the number of years its takes to eliminate the tangible book value per share dilution, including the impact of merger related expenses, with the estimated pro forma PPBI EPS accretion (3) Assumption that cost savings are 80.0% phased-in during 2016 and 100.0% by 2017

Pro Forma Branch Locations Irvine Huntington Beach Los Alamitos Newport Beach Seal Beach Orange Riverside San Bernardino (2) Palm Springs (2) Palm Desert (2) Redlands Corona Murrieta Encinitas San Diego (2) San Bernardino / Riverside Palm Springs / Coachella Valley Orange County Strong Geographic Fit with PPBI Source: SNL Financial Note: Map does not include PPBI offices outside of California *Approximate proximity to closest PPBI branch 3 of PPBI’s branches in Tustin, Riverside, and Palm Desert are expected to be closed and consolidated into existing Security branches Entering into new markets – Murrieta / Temecula, Orange and Redlands Security Branch PPBI Branch Security Loan Production Office 4.5 miles* 2.5 miles* 3.0 miles* 3.5 miles* 16 PPBI branches 6 Security branches 1 Security LPO Orange County Inland Empire San Diego

Transaction Overview Consideration (1) Based on PPBI price of $20.32, market data as of 9/30/2015 Transaction Value Fixed exchange ratio of 0.9629x PPBI shares for each share of Security common stock Exchange ratio will continue to be fixed provided PPBI’s stock price remains between $16.550 and $22.391 as measured by the 20-day average closing price prior to closing (cap/collar +/- 15% of PPBI stock price of $19.47) 100.0% stock consideration for Security common shareholders Anticipated Closing Early Q1 2016 Aggregate transaction value of $118.9 million(1) Value for common shareholders of $118.2 million(1) Security stock options will be cashed out for an aggregate of $766k Common shareholders receive 5,815,201 shares of PPBI Pro Forma Ownership Pro forma ownership of 78.7% for PPBI and 21.3% for Security Board Composition 2 individuals designated by Security and approved by PPBI will join PPBI’s and Pacific Premier’s Boards of Directors at closing SBLF Preferred Stock PPBI expects to redeem Security’s SBLF preferred equity, with a par value of $7.2 million, and pay any remaining accrued and unpaid dividends at closing

Financial Impact and Assumptions Financially Compelling Modestly accretive to EPS in 2016 and 5.0% EPS accretion in 2017(3) Tangible book value per share(4) dilution of approximately 2.3% at closing Tangible book value per share(4) payback period of approximately 2.7 years based on incremental EPS method(5) Internal rate of return in excess of 15% Valuation Multiples Deal value / tangible book value of 169.2%(1) based upon tangible common equity of $70.3 million(2) Deal value / earnings for last twelve months ended 6/30/2015 of 24.8x(1) (1) Based on PPBI price of $20.32, market data as of 9/30/2015 (2) Security’s balance of tangible common equity of $70.3 million as of 8/31/2015 (3) Based on PPBI mean EPS estimates for 2016 and 2017 per SNL FactSet research. Excludes non-recurring merger related expenses in 2016 (4) Non-GAAP, please see non-GAAP reconciliation in appendix (5) Payback period based on the number of years its takes to eliminate the tangible book value per share dilution, including the impact of merger related expenses, with the estimated pro forma PPBI EPS accretion Cost Savings Estimated cost savings in excess of 40% Assumes cost savings are 80.0% phased-in during 2016 and 100.0% by 2017 Anticipated data processing conversion / integration in early Q2 2016 Other Assumptions Fair value mark of -2.72% of gross loans, or $12.8 million Pre-tax one-time merger related expenses of approximately $10.9 million Core deposit intangible asset of 0.76% or $4.2 million amortized over 10 years based on sum-of-years digits methodology No revenue synergies assumed in modeling, although opportunities for synergies are expected

Security: Growth with Improving Profitability Loans and Deposits – Since Inception in 2005 Net Income – Last 8 Quarters Source: SNL Financial and Security company financial reports as of 8/31/2015 Note: All dollars in thousands *Net income for July and August, as adjusted for a complete quarterly period Organic Growth – Q2 2015 vs. Q2 2014 Deposit growth of 23%, or $108 million Non-CD growth of 26%, or $98 million Loan growth of 20%, or $76 million Net income growth of 54% Recent Branch Acquisition Acquired 1 branch in Murrieta, CA from Rabobank in July 2015 with $40 million of deposits and no loans $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q2 2015 Aug. 2015 Gross Loans Total Deposits $830 $712 $759 $865 $999 $858 $1,049 $1,244 $1,191 $1,319 $1,419 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 QTD*

Pro Forma Loans & Deposits Pro Forma(1) Security PPBI PPBI Security Pro Forma(1) Diversified Loan Portfolio Strong Core Deposit Base $2.1B Deposits 0.31% Cost of Deposits $653.7MM Deposits 0.32% Cost of Deposits $2.8B Deposits 0.31% Cost of Deposits $2.1B Loans 5.24% Yield on Loans $470.4MM Loans 4.92% Yield on Loans $2.6B Loans 5.20% Yield on Loans Source: PPBI information from SNL Financial for the quarter ended 6/30/2015. Security information from company financial reports for month ended as of 8/31/2015 (1) Pro forma does not include purchase accounting or merger related adjustments Noninterest - Bearing Demand 30.3% Interest - Bearing Demand 6.5% MMDA and Savings 38.0% Time Deposits 25.3% Noninterest - Bearing Demand 43.3% Interest - Bearing Demand 3.8% MMDA and Savings 34.7% Time Deposits 18.2% Noninterest - Bearing Demand 33.4% Interest - Bearing Demand 5.8% MMDA and Savings 37.2% Time Deposits 23.6% Constr., Land & Development 6.7% 1 - 4 Family 4.6% Multi - Family 15.9% Owner Occupied CRE 20.6% Non - Owner Occupied CRE 18.4% Commercial & Industrial 22.8% SBA 2.6% Warehouse 7.7% Consumer and Other 0.8% Constr., Land & Development 7.0% 1 - 4 Family 7.2% Multi - Family 2.3% Owner Occupied CRE 32.2% Non - Owner Occupied CRE 15.5% Commercial & Industrial 29.0% SBA 3.4% Consumer and Other 3.5% Constr., Land & Development 6.6% 1 - 4 Family 4.0% Multi - Family 18.9% Owner Occupied CRE 18.1% Non - Owner Occupied CRE 19.0% Commercial & Industrial 21.5% SBA 2.4% Warehouse 9.4% Consumer and Other 0.2%

Successful Track Record for Security The executive management team at Security has worked together for several decades and has significant experience serving the Inland Empire’s business community Retention plans in place for certain key employees at Security Plan to keep all relationship bankers and majority of executive management Ernie Hwang and Jamie Robinson will enter into employment agreements with Pacific Premier Years of Banking Experience Name Title Previous Banking Experience Total Security James Robinson Chairman and CEO City National Bank, Security Pacific Bank 49 8 Ernest Hwang President, Holding Company City National Bank, Security Pacific Bank 29 8 Michael Vanderpool President, Bank City National Bank, Security Pacific Bank, Bank of America 35 8 Laz Torres EVP, CCO Bank of the West and Bank of America 35 1 Kristine Chung EVP, SBA Lending City National Bank 28 8 Jamie Robinson EVP, Commercial Lending City National Bank 20 8 Executive Management Team

Attractive and Complementary Combination PPBI Security Pro Forma (1) Commercial banking platform with majority of loan portfolio in CRE and C&I Healthcare / medical banking expertise HOA banking expertise Specialty finance lending niches SBA lending platform Low cost, core deposit base 30.3% non-interest bearing deposits 43.3% non-interest bearing deposits 33.4% non-interest bearing deposits Loan / deposit ratio 101.1% 72.0% 94.2% Strong credit quality Profitability ROAA of 1.18% ROATCE of 14.84% ROAA of 0.88% ROATCE 9.11% ROAA > 1.25% (2017E) ROATCE > 14.00% (2017E) Source: PPBI information from SNL Financial for the quarter ended 6/30/2015. Security information from company financial reports for month ended as of 8/31/2015 (1) Pro forma does not include purchase accounting or merger related adjustments

Scarcity Value in Southern California

Largest 30 Banks Headquartered in Southern California

Rank	Company Name	Exchange	City	Total Assets ($000s)
1	PacWest Bancorp	NASDAQ	Los Angeles	$ 16,697,020
2	CVB Financial Corp.	NASDAQ	Ontario	$ 7,697,358
3	Banc of California, Inc.	NYSE	Irvine	$ 6,437,882
4	Opus Bank	NASDAQ	Irvine	$ 5,832,887
5	BofI Holding, Inc.	NASDAQ	San Diego	$ 5,823,719
6	F & M Bank of Long Beach	OTCQB	Long Beach	$ 5,663,028
7	Community Bank	OTC Pink	Pasadena	$ 3,447,995
8	PRO FORMA			$ 3,370,344
8	Grandpoint Capital, Inc.	-	Los Angeles	$ 3,065,883
9	Pacific Premier Bancorp, Inc.	NASDAQ	Irvine	$ 2,636,756
10	Manufacturers Bank	-	Los Angeles	$ 2,549,192
11	CU Bancorp	NASDAQ	Los Angeles	$ 2,470,813
12	First Foundation Inc.	NASDAQ	Irvine	$ 1,869,680
13	American Business Bank	OTC Pink	Los Angeles	$ 1,528,253
14	California Republic Bancorp	OTC Pink	Irvine	$ 1,482,627
15	Provident Financial Holdings, Inc.	NASDAQ	Riverside	$ 1,174,555
16	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa	$ 1,046,861
17	Plaza Bank	-	Irvine	$ 1,038,687
18	Malaga Financial Corporation	OTC Pink	Palos Verdes Estates	$ 989,678
19	Silvergate Capital Corporation	-	La Jolla	$ 936,512
20	Sunwest Bank	OTC Pink	Irvine	$ 855,433
21	Security California Bancorp	OTCQB	Riverside	$ 733,588

- Significant scarcity value for quality and sizeable banking franchises in Southern California
- Combined PPBI and Security would be 8th largest bank headquartered in Southern California
- Includes all banks and thrifts headquartered in Southern California (Orange, Los Angeles, San Bernardino, Riverside, and San Diego counties). Sorted by total assets, excludes pending merger targets and ethnic-focused banks

Source: SNL Financial as of 6/30/2015. Security's information as of 8/31/2015, per company financial reports
Note: All dollars in thousands

11

Concluding Thoughts Pro forma organization with $3.4 billion in assets and significant scarcity value 8th largest commercial bank headquartered in Southern California(1) Strengthens PPBI’s business banking franchise Meaningful addition of low-cost core deposit funding Strong geographic fit with expected branch consolidation Opportunity to realize significant cost savings and synergies Effective use of capital, enhancing both profitability and shareholder value Strategically and financially compelling merger – in line with PPBI’s acquisition strategy (1) Includes Los Angeles, Orange, San Diego, Riverside and San Bernardino counties. Excludes ethnic-focused banking institutions

Concluding Thoughts Appendix

Pro Forma Capital Ratios Actual as of 6/30/2015 Based on merger assumptions for Security acquisition as identified on slides 5 and 6 Non-GAAP, please see GAAP reconciliation PPBI (1) Pro Forma (2) Tangible Common Equity Ratio (3) 8.65% 8.50% Leverage Ratio 8.98% 8.86% Common Equity Tier-1 Ratio (CET-1) 9.81% 10.01% Tier-1 Ratio 10.12% 10.26% Risk Based Capital Ratio 13.40% 12.94%

Non-GAAP Financial Measures Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below. Note: All dollars in thousands (1) As of 6/30/2015 (2) Based on merger assumptions for Security acquisition as identified on slides 5 and 6 PPBI (1) Pro Forma (2) Common Stockholders' Equity 281,593 $ 393,622 $ Less: Intangible Assets 58,690 $ 114,014 $ Tangible Common Equity 222,903 $ 279,608 $ Common Shares Outstanding 21,510,558 27,325,759 Book Value Per Share 13.09 $ 14.40 $ Less: Intangible Assets Per Share 2.73 $ 4.17 $ Tangible Book Value Per Share 10.36 $ 10.23 $ Total Assets 2,636,756 $ 3,404,660 $ Less: Intangible Assets 58,690 $ 114,014 $ Tangible Assets 2,578,066 $ 3,290,646 $ Tangible Common Equity 8.65% 8.50%